UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2001

                      Frontline Communications Corporation
             (Exact name of registrant as specified in its chapter)

          Delaware                   001-15673                 13-13950283
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation              File Number)           Identification No.)

      One Blue Hill Plaza, 7th Floor
          Pearl River, New York                                        10965
(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number, including area code (845) 623-8553

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Information.

See attached press release dated February 23, 2001, filed as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference, for a description of Frontline Communication Corp.'s sale on February 16, 2001 of a 75% equity interest in its subsidiary, iShop Networks, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c) Exhibits.

99.1 Frontline Communications Corp.'s Press Release Dated February 23, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FRONTLINE COMMUNICATIONS CORPORATION


                                      By: /s/ Stephen Cole-Hatchard


                                      Stephen Cole-Hatchard
                                      Chief Executive Officer
                                      (Duly authorized officer)



Date: February 23, 2001